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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

     This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made and entered into as of this 5th day of April, 2006, by and among PRIVATE BUSINESS, INC., a Tennessee corporation, as borrower (the "Borrower"), BANK OF AMERICA, N.A., a national banking association, as a lender ("Bank of America" or "Lender"), FIRST HORIZON BANK, as a lender and THE PEOPLES BANK, as a lender.

                                   WITNESSETH:

     WHEREAS, the Borrower and the Lender are parties to that certain Amended and Restated Credit Agreement, dated as of January 23, 2006, as amended by that certain First Amendment thereto, dated as of February 17, 2006 (as so amended, the "Credit Agreement"), pursuant to which the Lender extended certain financial accommodations to the Borrower; and

     WHEREAS, the Borrower has requested that the Lender, and the Lender has agreed to, subject to the terms hereof, amend certain provisions of the Credit Agreement as more fully set forth herein; and

     NOW, THEREFORE, in consideration of the premises, the terms and conditions contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINITIONS. All capitalized terms used herein and not expressly defined herein shall have the same respective meanings given to such terms in the Credit Agreement.

     2. AMENDMENTS TO CREDIT AGREEMENT.

          (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of the following defined terms in their entirety and replacing them with the following definitions:

               "'Base Rate' means for any day a fluctuating rate per annum equal to the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." The "prime rate" is a rate set by Bank of America based upon various factors, including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. The Base Rate or "prime rate" is not necessarily the lowest rate charged by Bank of America on its loans and is set by Bank of America in its sole discretion. If the prime rate index becomes unavailable during the term of this Loan Bank of America may designate a substitute index after notifying Borrower."

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               "'Change of Control' means (a) an event or series of events by which Lightyear owns less than 26.5% of the equity securities of Borrower entitled to vote for members of the board of directors, unless such ownership reduction is in connection with the issuance of Ownership Interests or use of proceeds therefrom (to the extent otherwise permitted in this Agreement) resulting in net cash proceeds to the Borrower (prior to the use of any such net cash proceeds) of at least Thirty Five Million Dollars ($35,000,000), (b) the failure of Borrower to own, directly or indirectly, one hundred percent (100%) of the Ownership Interests of any Subsidiary (other than in connection with a Disposition permitted under Section 7.5 hereof), or (c) Lynn Boggs ceases to be employed by Borrower in a capacity comparable to his capacity as of the Closing Date, and a replacement executive satisfactory to Lender is not named within sixty (60) days of such change."

               "'Collateral Documents' means all agreements, instruments and documents now or hereafter executed and delivered in connection with this Agreement pursuant to which Liens are granted or purported to be granted to Bank of America in Collateral securing all or part of the Secured Obligations each in form and substance satisfactory to Bank of America, including, without limitation, the Borrower Security Agreement, the Subsidiary Security Agreement, the Borrower Stock Pledge Agreement and the Subsidiary Stock Pledge Agreement."

               "'Lender' means, collectively, Bank of America, First Horizon, Peoples Bank, and each such Lender's successors and assigns."

               "'Loans' means, collectively, the Revolving Credit Loan, the Term A Loan, the Term B Loan, the Term C Loan and the Term D Loan, and "Loan" means any one of the foregoing."

               "'Majority Lenders' shall mean Persons the total of whose (a) unfunded portion of the Revolving Commitment plus (b) Loans then outstanding exceeds fifty-one percent (51%) of the sum of (i) the aggregate unfunded amount of the Revolving Commitment plus (ii) the aggregate amount of the Loans then outstanding, in each case held by all such Persons entitled to vote hereunder."

               "'Notes' means the Revolving Credit Loan Note, the Term A Loan Note, the Term B Loan Note, the Term C Loan Note and Term D Loan Note."

               "'Revolving Credit Maturity Date' means with respect to the Revolving Credit Loan, (a) January 23, 2008, or (b) such earlier date as (i) payment of the remaining outstanding principal amount of the Revolving Credit Loan or of all remaining outstanding Obligations shall be due (whether by acceleration or otherwise) and (ii) the Revolving Commitment shall be terminated."

               "'Term B Loan' means the term loan made pursuant to Section 2.2(b)."

               "'Term Loans' means, collectively, the Term A Loan, the Term B Loan, the Term C Loan and the Term D Loan Note."

          (b) Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new defined terms in appropriate alphabetical order:


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               "'First Amendment' means that certain First Amendment to Amended and Restated Credit Agreement by and between the Borrower and Bank of America, N.A., dated as of February 17, 2006."

               "'First Horizon' means First Horizon Bank."

               "'Peoples Bank' means The Peoples Bank."

               "'Second Amendment Date' means April 5, 2006."

               "'Secured Obligations' means, collectively, the Revolving Credit Loan, the Term A Loan and the Term B Loan (including, without limitation, all principal, interest and fees and expenses related thereto and/or owing to Bank of America)."

               "'Term C Loan' means the term loan made pursuant to Section 2.2(c)."

               "'Term C Loan Maturity Date' means, with respect to the Term C Loan, the earlier of (i) September 30, 2006 or (ii) such earlier date as payment of the remaining outstanding principal amount of the Term C Loan or all remaining outstanding Obligations shall be due (whether by acceleration or otherwise)."

               "'Term C Loan Note' means that certain promissory note in the aggregate principal amount not to exceed One Million Dollars ($1,000,000) issued by Borrower to Lender in form and substance satisfactory to the applicable Lender."

               "'Term D Loan' means the term loan made pursuant to Section 2.2(d)."

               "'Term D Loan Maturity Date' means, with respect to the Term D Loan, the earlier of (i) September 30, 2006 or (ii) such earlier date as payment of the remaining outstanding principal amount of the Term D Loan or all remaining outstanding Obligations shall be due (whether by acceleration or otherwise)."

               "'Term D Loan Note' means that certain promissory note in the aggregate principal amount not to exceed Seven Hundred and Fifty Thousand Dollars ($750,000) issued by Borrower to Lender in form and substance satisfactory to the applicable Lender."

          (c) Section 1.1 of the Credit Agreement is hereby amended by deleting the defined term "LIBOR" in part, beginning with the lead-in and through subsection (a) of such definition, and replacing it with the following:

               "'LIBOR' means for any Interest Period with respect to any LIBOR Loan, a rate per annum determined by Bank of America pursuant to the following formula:

               LIBOR = London Inter-Bank Offered Rate
                       ------------------------------
                         (1.00 - Reserve Percentage)

               Where,


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               (a) "London Inter-Bank Offered Rate' means the average per annum interest rate at which U.S. dollar deposits would be offered for the applicable interest period by major banks in the London inter-bank market, as shown on the Telerate Page 3750 (or any successor page) at approximately 11:00 a.m. London time two (2) London Banking Days before the commencement of the interest period. If such rate does not appear on the Telerate Page 3750 (or any successor page), the rate for that interest period will be determined by such alternate method as reasonably selected by Bank of America. A "London Banking Day" is a day on which Bank of America's London Banking Center is open for business and dealing in offshore dollars."

          (d) Section 2.1 of the Credit Agreement is hereby amended by inserting a new subsection (f) as follows:

               "(f) INCREASE AND REDUCTION OF REVOLVING COMMITMENT. To the extent there has been a repayment, in full or in part, of the Term A Loan pursuant to Section 2.12(c) hereof, the Revolving Commitment shall increase dollar for dollar by the amount of the repayments applied to the Term A Loan from such net cash proceeds." Notwithstanding anything herein to the contrary, in the event that the Revolving Commitment is increased pursuant to Section 2.12 hereof, there will be mandatory reductions of the Revolving Commitment as follows: Two Hundred Fifty Thousand Dollars ($250,000) on June 30, 2006; Five Hundred Thousand Dollars ($500,000) on September 30, 2006 and on December 31, 2006; and Seven Hundred Fifty Thousand Dollars ($750,000), on the last day of each March, June, September, and December thereafter, as applicable, and ending on the Revolving Credit Maturity Date, on which date Borrower will repay the Outstanding Amount on the Revolving Credit Loan."

          (e) Section 2.2 of the Credit Agreement is hereby amended by inserting a new subsection (c) as follows:

               "(c) Term C Loan.

                    (i) Loan Amount. First Horizon agrees to provide a Term C Loan in the amount of One Million Dollars ($1,000,000). The Term C Loan is available in one disbursement from First Horizon on the Second Amendment Date so long as the proceeds of the Term C Loan are used for lawful corporate purposes in the ordinary course of the Borrower's business.

                    (ii) Repayment Terms. Borrower will pay interest on the Term C Loan beginning on June 30, 2006 and then on the last day of each following fiscal quarter, ending on the Term C Loan Maturity Date.

                    (iii) Borrower will repay principal on the Term C Loan in installments as follows: Five Hundred Thousand Dollars ($500,000) on July 24, 2006, and the remaining Outstanding Amount of the Term C Loan, including all accrued and unpaid interest, on the Term C Loan Maturity Date.


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                    (iv) Prepayment Term. Borrower may prepay the Term C Loan in full or in part at any time.

                    (v) Interest Rate. The interest rate applicable to the Term C Loan will be the rate per annum equal to, as elected by Borrower in accordance with Section 2.4 hereof, (i) LIBOR plus three percent (3.00%) or
     (ii) Lender's Base Rate."

          (f) Section 2.2 of the Credit Agreement is hereby amended by inserting a new subsection (d) as follows:

               "(d) Term D Loan.

                    (i) Loan Amount. Peoples Bank agrees to provide a Term D Loan in the amount of Seven Hundred Fifty Thousand Dollars ($750,000). The Term D Loan is available in one disbursement from Peoples Bank on the Second Amendment Date so long as the proceeds of the Term D Loan are used for lawful corporate purposes in the ordinary course of the Borrower's business.

                    (ii) Repayment Terms. Borrower will pay interest on the Term D Loan beginning on June 30, 2006 and then on the last day of each following fiscal quarter and ending on the Term D Loan Maturity Date.

                    (iii) Borrower will repay the Term D Loan in full, including all accrued and unpaid interest, on the Term D Loan Maturity Date.

                    (iv) Prepayment Term. Borrower may prepay the Term D Loan in full or in part at any time.

                    (v) Interest Rate. The interest rate applicable to the Term D Loan will be the rate per annum equal to, as elected by Borrower in accordance with Section 2.4 hereof, (i) LIBOR plus three percent (3.00%) or
     (ii) Lender's Base Rate."

          (g) Section 2.4 of the Credit Agreement is hereby amended by deleting each reference to the defined term "Lender" and replacing it with "Bank of America."

          (h) Section 2.5 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

               "Prepayments. Borrower may, upon notice to the applicable Lender at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by Bank of America not later than 11:00 a.m., Atlanta time, (A) three (3) Business Days prior to any date of prepayment of LIBOR Loans, and
     (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of LIBOR Loans shall be in a principal amount of Five Hundred Thousand Dollars ($500,000) or a whole multiple of One Hundred Thousand Dollars ($100,000) in excess thereof; and (iii)


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     any prepayment of Base Rate Loans shall be in a principal amount of One
     Hundred Thousand Dollars ($100,000) or a whole multiple of One Hundred Thousand Dollars ($100,000) in excess thereof, or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and whether such prepayment is to be applied to the Revolving Credit Loan or the Term Loans. If Borrower specifies the Term Loans, prepayments shall be applied first, to the Term B Loan, until the same has been repaid in full; and second, pro rata to the remaining Term Loans, until the same have been repaid in full. If such notice is given by Borrower, Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. If no notice is given, prepayments shall be applied first, to the Revolving Credit Loan; second, to the Term B Loan; and third, pro rata to the remaining Term Loans. Any prepayment of a LIBOR Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.4."

          (i) Section 2.10 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

               "Section 2.10 Payments Generally.

               (a) (i) All payments to be made by Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by Borrower hereunder shall be made to Bank of America, at Lender's Office, for the account of the applicable Lender, in Dollars and in immediately available funds not later than 5:00 p.m., Atlanta time, on the date specified herein. All payments received by Bank of America after 5:00 p.m., Atlanta time shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

                    (ii) On each date when the payment of any principal, interest or fees are due hereunder or under any Note, Borrower agrees to maintain on deposit in an ordinary checking account maintained by Borrower with Bank of America (as such account shall be designated by Borrower in a written notice to Bank of America from time to time, the "Borrower Account") an amount sufficient to pay such principal, interest or fees in full on such date. Borrower hereby authorizes Bank of America (A) to deduct automatically all principal, interest or fees when due hereunder or under any Note from Borrower Account, and (B) if and to the extent any payment of principal, interest or fees under this Agreement or any Note is not made when due to deduct any such amount from any or all of the accounts of Borrower maintained at Bank of America. Bank of America agrees to provide written notice to Borrower of any automatic deduction made pursuant to this
     Section 2.10(a)(ii) showing in reasonable detail the amounts of such deduction.


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               (b) If any payment to be made by Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

               (c) Receipt by Bank of America of any payment intended for any other Lender hereunder on or prior to 5:00 p.m., Atlanta time on any Business Day shall be deemed to constitute receipt by the Lender on such Business Day. In the case of a payment for the account of the Lender, Bank of America will promptly thereafter distribute the amount so received in like funds to the Lender. If Bank of America shall not have received any payment from the Borrower as and when due, Bank of America will promptly notify the Lender accordingly. In the event that Bank of America shall fail to make distribution to the Lender as required under this Section 2.10, Bank of America agrees to pay Lender interest from the date such payment was due until paid at the Federal Funds Rate.

               (d) Prior to the declaration of an Event of Default under Section
     8.2 hereof, if some but less than all amounts due from the Borrower are received by Bank of America with respect to the Obligations, Bank of America shall distribute such amounts in the following order of priority, all on a pro rata basis to the Lender: (i) to the payment on a pro rata basis of any fees or expenses then due and payable to Bank of America or the Lender, or any of them; (ii) to the payment of interest then due and payable on the Loans ratably in proportion to the interest accrued as to each Loan, as applicable; (iii) to the payment of all other amounts not otherwise referred to in this Section 2.10(d) then due and payable to the Lender hereunder or under the Notes or any other Loan Document (other than a Swap Contract); (iv) to the payment of principal then due and payable on the Loans; allocated pro rata between the Term Loans, all Revolving Credit Loans and to Cash Collateralize the then Outstanding Amount of all L/C Obligations in the manner set forth in Section 2.3 hereof, as applicable, except where otherwise set forth to the contrary herein; and (v) to any amounts then due and payable to Bank of America any of its Affiliates under any Loan Document that is a Swap Contract. The above allocations may be altered in the sole discretion of the Majority Lenders and Bank of America shall endeavor to deliver notice of such alteration to the Borrower; provided, that failure to give such notice shall not affect any alteration made under this Section 2.10(d)."

          (j) Section 2.11 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

               "Section 2.11 Collateral. Borrower's Obligations to Bank of America under this Agreement will be secured by the Collateral which Borrower or any of the Subsidiaries now or hereafter owns. The Collateral is defined in the Borrower Security Agreement, the Subsidiary Security Agreement, the Borrower's Stock Pledge Agreement and the Subsidiary Stock Pledge Agreement. All Collateral securing this Agreement shall also secure all other present and future obligations of Borrower and each Subsidiary to Bank of America, and all


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     Collateral securing any other present or future obligation of Borrower or any Subsidiary to Bank of America shall also secure this Agreement. Notwithstanding anything herein to the contrary, First Horizon and Peoples Bank hereby acknowledge that at no time shall the Collateral or any proceeds thereof secure such Lender's security interest in the Obligations."

          (k) Section 2.12(c) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

               "(c) Issuance of Equity Interests. On the first Business Day following the receipt by any Loan Party of net cash proceeds from the issuance of equity interests of Borrower, the Loans shall be repaid by an amount equal to one hundred percent (100%) of such net cash proceeds, together with any accrued interest on the portion of the Loans repaid; provided, however, that, with respect to the issuance of equity interests, no such repayment shall be required (i) after the repayment in full of the Term C Loan and the Term D Loan, if Borrower notifies Lender that such net cash proceeds shall be used contemporaneously to pay all or a portion of the purchase price of an Acquisition permitted pursuant to Section 7.2(a),
     (g) or (h) hereof, (ii) with respect to proceeds from the exercise of warrants outstanding as of the date hereof, preferred stock and warrants issued to Lightyear pursuant to the terms of the Guarantee Commitment Letter between Lightyear and Borrower dated as of the date hereof (or the exercise thereof), or options currently outstanding or issued pursuant to employee benefit plans or (iii) with respect to equity issued as payment for services or property."

          (l) The last sentence of Section 2.12 of the Credit Agreement is hereby amended by deleting such sentence in its entirety and replacing it with the following:

               "All repayments under this Section 2.12(a) shall be applied first, to the Term B Loan; second, to the Term A Loan; third, to the Revolving Credit Loan, which shall result in a concurrent reduction of the Revolving Commitment; and fourth, pro rata to the remaining Term Loans outstanding, if any. All repayments under this Section 2.12(b) and (c) shall be applied first, to the Term B Loan, until the same has been paid in full; second, pro rata to the remaining Term Loans, until the same have been paid in full; and third, to the Revolving Credit Loan."

          (m) Section 6.18 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

               "Section 6.18 Key Man Life Insurance. By no later than April 30, 2006, Borrower shall obtain (and provide evidence thereof to Lender) key man life insurance with respect to Lynn Boggs in an aggregate amount of not less than Five Million Dollars ($5,000,000)."


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          (n) Section 7.3(d) of the Credit Agreement is hereby amended by deleting each reference to the defined term "Obligations" and replacing it with the defined term "Secured Obligations."

          (o) Section 7.3(e) of the Credit Amendment is hereby amended by deleting such subsection in its entirety and replacing it with the following:

               "(e) at any time prior to June 30, 2006, capital lease obligations assumed in connection with Investments or Acquisitions permitted pursuant to Section 7.2 hereof, in an aggregate principal amount not to exceed One Million Five Hundred Thousand Dollars ($1,500,000);"

          (p) Section 7.3(i) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

               "(i) [Reserved]; and"

          (q) Section 7.6 of the Credit Agreement is hereby amended by inserting a new subsection (d) as follows:

               "(d) in connection with the issuance of Ownership Interests resulting in net cash proceeds to the Borrower of at least Thirty Five Million Dollars ($35,000,000) and after repayment in full all Loans then outstanding, the Borrower may use any remaining net cash proceeds of such issuance for the purchase, redemption, retirement, cancellation or termination of capital stock or other equity interest or of any option, warrant or other right to acquire any such capital stock or other equity interest held by Lightyear; provided, however, that the Borrower may not, at any time, use proceeds of the Revolving Credit Loan for such purposes."

          (r) Section 8.3 of the Credit Amendment is hereby amended by deleting such section in its entirety and replacing it with the following:

               "Application of Funds. After the exercise of remedies provided for in Section 8.2 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.2):

               (a) any amounts received on account of the Obligations from the net proceeds of any Collateral shall be applied by Lender in the following order:

               First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs and amounts payable under Article 3) payable to Bank of America;

               Second, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Term A Loan, Term B Loan, Revolving Credit Loans and L/C Borrowings;


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               Third, to payment of that portion of the Obligations constituting unpaid principal of the Term A Loan, Term B Loan, Revolving Credit Loan and L/C Borrowings;

               Fourth, to Lender, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit;

               Fifth, to payment of all other Obligations on a pro rata basis;
     and

               Sixth, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to Borrower or as otherwise required by Law; and

               (b) any other amounts received on account of the Obligations shall be applied by Lender in the following order:

               First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs and amounts payable under Article 3) payable to Lender;

               Second, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and L/C Borrowings;

               Third, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings;

               Fourth, to Lender, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit; and

               Fifth, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to Borrower or as otherwise required by Law.

     Subject to Section 2.3(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause "fourth" in Sections 8.3(a) and (b) above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above."

          (s) Section 9.1 of the Credit Amendment is hereby amended by deleting such section in its entirety and replacing it with the following:

               "Amendments. Neither this Agreement nor any Loan Document nor any term hereof or thereof may be amended orally, nor may any provision hereof or thereof be waived orally but only by an instrument in writing signed by or at the direction of the Majority Lenders and, in the case of an amendment, by the Borrower, except that in the event of (a) any increase in the amount of a Lender's portion of the Commitment, (b) any delay or extension in the terms of any scheduled Commitment reduction or repayment of the Loans provided in Section 2.5 or 2.12 hereof, respectively, (c) any reduction in any scheduled payment of principal, as provided in Section 2.2, interest or fees, or of


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     postponement of the payment of any of the foregoing without a corresponding payment of such principal, interest or fee amount by the Borrower, (d) any release of any material portion of the Collateral for the Loans, except under Section 7.5 hereof, (e) any waiver of any Default due to the failure by the Borrower to pay any sum due to the Lender hereunder, (f) any release of any material Guaranty of all or any portion of the Obligations, except in connection with a merger, sale or other disposition otherwise permitted hereunder (in which case, such release shall require no further approval by the Lender) or (g) any amendment of this Section 9.1, of the definition of Majority Lenders, any amendment or waiver or consent may be made only by an instrument in writing signed by the Lender and, in the case of an amendment, by the Borrower. Any amendment to any provision hereunder governing the rights, obligations, or liabilities of the Lender, in its capacity as such, may be made only by an instrument in writing signed by such affected Lender."

     3. AMENDMENTS TO COLLATERAL DOCUMENTS.

          (a) Each of the Borrower Security Agreement, the Borrower Stock Pledge Agreement, the Subsidiary Security Agreement, the Subsidiary Stock Pledge Agreement and the Lightyear Guaranty are hereby amended by deleting each reference to the defined term "Lender" and replacing it with "Bank of America."

          (b) Each of the Borrower Security Agreement, the Borrower Stock Pledge Agreement, the Subsidiary Security Agreement, the Subsidiary Guaranty, the Subsidiary Stock Pledge Agreement and the Lightyear Guaranty are hereby amended by deleting each reference to the defined term "Obligations" and replacing it with the defined term "Secured Obligations."

     4. COVENANTS, REPRESENTATIONS AND WARRANTIES.

          (a) The Borrower hereby agrees that it will use commercially reasonable efforts to obtain a duly executed counterpart of this Agreement from The Lightyear Fund, L.P. promptly after the date hereof, and delivery of the same to Bank of America. The Borrower agrees that any failure to comply with the covenants set forth in this Section 4.1(a) shall constitute an immediate Event of Default for all purposes under the Credit Agreement at the time of such failure.

          (b) The Borrower hereby represents and warrants to and in favor of the Lender as follows:

               (i) each representation and warranty set forth in Article 3 of the Credit Agreement, as amended hereby, is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent (i) previously fulfilled in accordance with the terms of the Credit Agreement, as amended hereby, (ii) the Borrower has provided the Lender updates to information provided to the Lender in accordance with the terms of such representations and warranties, or (iii) relating specifically to the Closing Date or otherwise inapplicable;

               (ii) the Borrower has the corporate power and authority (i) to enter into this Amendment, and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

               (iii) this Amendment has been duly authorized, validly executed and delivered by one or more Responsible Officers of the Borrower, and constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower);

               (iv) the execution and delivery of this Amendment and performance by the Borrower under the Credit Agreement, as amended hereby, does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor be in contravention of or in conflict with the Articles of Incorporation or By-Laws of the Borrower, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is party or by which the Borrower's assets or properties are bound; and

               (v) no Default exists both before and after giving effect to this Amendment, and there has been no Material Adverse Effect both before and after giving effect to this Amendment.

     5. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. The effectiveness of this Amendment is subject to Bank of America's receipt of Borrower's and First Horizon's signature page to this Amendment and the payment of all fees owing to Bank of America and First Horizon hereunder and in connection herewith.

     6. GUARANTOR ACKNOWLEDGMENT.

          (a) Each of the Guarantors hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment. Each of the Guarantors hereby confirms that the Subsidiary Guaranty or Lightyear Guaranty, as applicable, to which it is a party or otherwise bound will continue to guarantee, as the case may be, to the fullest extent possible in accordance with such Guarantee the payment and performance of all "Guarantied Obligations" under each of the Guarantees, as the case may be (in each case as such terms are defined in the applicable Guarantee), including without limitation the payment and performance of all such "Secured Obligations" under each of the Guarantees, as the case may be, in respect of the Secured Obligations of the Borrower now or hereafter existing under or in respect of the Credit Agreement and the Notes defined therein.

          (b) Each of the Guarantors acknowledges and agrees that any of the Guarantees to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each of the Guarantors represents and warrants that all representations and warranties contained in the Credit Agreement, this Amendment and the Guarantee to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          (c) Each of the Guarantors acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments of the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

     7. EFFECT OF AMENDMENT; NO NOVATION. Except as expressly set forth herein, the Credit Agreement shall remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligation of the Borrower to the Lender, and Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby. The terms of this Amendment are not intended to and do not serve as a novation as to the Credit Agreement or the Note or the indebtedness evidenced thereby. The parties hereto expressly do not intend to extinguish any debt or security interest created pursuant to the Credit Agreement or any document executed in connection therewith. Instead it is the express intention to affirm the Credit Agreement and the security created thereby.

     8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     9. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

     10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the day and year first above written.

                                        PRIVATE BUSINESS, INC.,
                                        as Borrower


                                        By: /s/ J. Scott Craighead
                                            ------------------------------------
                                        Name: J. Scott Craighead
                                        Title: CFO


                                        BANK OF AMERICA, N.A.,
                                        as Lender


                                        By: /s/Philip Potter
                                            ------------------------------------
                                        Name: Philip Potter
                                        Title: Vice President


                                        FIRST HORIZON BANK,
                                        as Lender


                                        By: /s/ R. Michael Dunlap
                                            ------------------------------------
                                        Name: R. Michael Dunlap
                                        Title: S.V.P.


                                        THE PEOPLES BANK,
                                        as Lender


                                        By: /s/ William P. Rutledge
                                            ------------------------------------
                                        Name: William P. Rutledge
                                        Title: Banking Officer


                                                             SECOND AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                  SIGNATURE PAGE 1 of 3 (9241420

ACKNOWLEDGED AND CONSENTED
TO BY THE FOLLOWING GUARANTORS:

PRIVATE BUSINESS INSURANCE, LLC


By: /s/ Michael Berman
    ---------------------------------
Name: Michael Berman
Title: General Counsel


FORSEON CORPORATION


By: /s/ Michael Berman
    ---------------------------------
Name: Michael Berman
Title: General Counsel


TOWNE SERVICES, INC.


By: /s/ Michael Berman
    ---------------------------------
Name: Michael Berman
Title: General Counsel


KVI CAPITAL, LLC


By: /s/ Michael Berman
    ---------------------------------
Name: Michael Berman
Title: General Counsel


                                                             SECOND AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                  SIGNATURE PAGE 2 of 3 (9241420

CAPTIVA FINANCIAL SOLUTIONS, LLC


By: /s/ Michael Berman
    ---------------------------------
Name: Michael Berman
Title: General Counsel


                                                             SECOND AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT
                                                  SIGNATURE PAGE 3 of 3 (9241420